As filed with the Securities And Exchange Commission on March 26, 2003

                                      Securities Act Registration No. 333-
                                 Investment Company Registration No. 811-21325


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  ___________

                                   FORM N-2

                            REGISTRATION STATEMENT

                     UNDER THE SECURITIES ACT OF 1933: |X|

                          Pre-Effective Amendment No.

                         Post-Effective Amendment No.
                                    and/or

                            REGISTRATION STATEMENT

                 UNDER THE INVESTMENT COMPANY ACT OF 1940: |X|

                                 AMENDMENT NO.
                                  ___________

                   BLACKROCK PREFERRED OPPORTUNITY TRUST II
           (Exact Name of Registrant as Specified In Declaration of
                                    Trust)

                             100 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)

                                (888) 825-2257
             (Registrant's telephone number, including area code)

                          Anne F. Ackerley, President
                   BlackRock Preferred Opportunity Trust II
                              40 East 52nd Street
                           New York, New York 10022
                    (Name and Address of Agent for Service)
                                  ___________

                                   Copy to:

                           Michael K. Hoffman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036
                                  ___________

                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.
                                  ___________


              CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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Title of Securities Being         Amount Being      Proposed Maximum   Proposed Maximum     Amount of
      Registered                   Registered        Offering Price       Aggregate       Registration
                                                         per Unit      Offering Price(1)        Fee

Common Shares, $.001 par value   100,000 shares          $25.00           $2,500,000          $202.25


(1) Estimated solely for the purpose of calculating the registration fee.

                                              ___________

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8, MAY DETERMINE.

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                                BLACKROCK PREFERRED OPPORTUNITY TRUST II
                                          CROSS REFERENCE SHEET


                                                       PART A-PROSPECTUS

Items in Part A of Form N-2                                                                 Location in Prospectus

Item 1.        Outside Front Cover                                        Cover Page
Item 2.        Inside Front and Outside Back Cover Page                   Cover Page
Item 3.        Fee Table and Synopsis                                     Prospectus Summary; Summary of Trust Expenses
Item 4.        Financial Highlights                                       Not Applicable
Item 5.        Plan of Distribution                                       Cover Page; Prospectus Summary; Underwriting
Item 6.        Selling Shareholders                                       Not Applicable
Item 7.        Use of Proceeds                                            Use of Proceeds; The Trust's Investments
Item 8.        General Description of the Registrant                      The Trust; The Trust's Investments; Risks; Description of
                                                                          Shares; Certain Provisions in the Agreement and
                                                                          Declaration of Trust; Closed-End Trust Structure; Leverage
Item 9.        Management                                                 Management of the Trust; Custodian and Transfer Agent;
                                                                          Summary of Trust Expenses
Item 10.       Capital Stock, Long-Term Debt, and Other Securities        Description of Shares; Dividend Reinvestment Plan;
                                                                          Certain Provisions in the Agreement and Declaration of
                                                                          Trust; Federal Income Tax Matters
Item 11.       Defaults and Arrears on Senior Securities                  Not Applicable
Item 12.       Legal Proceedings                                          Legal Opinions
Item 13.       Table of Contents of the Statement of Additional           Table of Contents for the Statement of Additional
               Information                                                Information

                                             PART B-STATEMENT OF ADDITIONAL INFORMATION

Item 14.       Cover Page                                                 Cover Page
Item 15.       Table of Contents                                          Cover Page
Item 16.       General Information and History                            Not Applicable
Item 17.       Investment Objective and Policies                          Investment Objective and Policies; Investment Policies
                                                                          and Techniques; Other Investment Policies and Techniques;
Item 18.       Management                                                 Management of the Trust; Portfolio Transactions and
                                                                          Brokerage
Item 19.       Control Persons and Principal Holders of Securities        Not Applicable
Item 20.       Investment Advisory and Other Services                     Management of the Trust; Experts
Item 21.       Brokerage Allocation and Other Practices                   Portfolio Transactions and Brokerage
Item 22.       Tax Status                                                 U.S. Federal Income Tax Matters
Item 23.       Financial Statements                                       Financial Statements; Independent Auditors Report;



                           PART C-OTHER INFORMATION

         Items 24-33 have been answered in Part C of this Registration Statement


PROSPECTUS

                                    SHARES

                   BLACKROCK PREFERRED OPPORTUNITY TRUST II
                     COMMON SHARES OF BENEFICIAL INTEREST

                            $25.00 PER COMMON SHARE

Investment Objective. BlackRock Preferred Opportunity Trust II (the "Trust") is a newly organized, non-diversified, closed-end management investment company. The Trust's investment objective is to seek high current income consistent with capital preservation.

Portfolio Contents. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined herein) in preferred securities.
The Trust may invest up to 20% of its Managed Assets in securities other than preferred securities, including municipal bonds and other debt securities, convertible securities and common stocks. The Trust may invest up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade (Ba/BB or B by Moody's Investors
Service, Inc., Standard & Poor's Ratings Group, a division of The McGraw-Hill
Companies, Inc. or Fitch Ratings) or that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds."
The Trust may invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector. The Trust may invest up to 35% of its Managed Assets in U.S.
dollar denominated securities of foreign issuers traded or listed on a U.S.
securities exchange.

The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is eligible for the "Dividends Received Deduction," and "trust" preferred securities, the dividend income from which is not deductible. Initially, the Trust expects to invest 30% of its Managed Assets in traditional preferred securities and 70% of its Managed Assets in trust preferred securities although the percentages may vary over time. There can be no assurance that the Trust will achieve its investment objective. See "The Trust's Investments" and "Risks."

Leverage. Approximately one to three months after completion of the offering of the common shares, the Trust expects to issue Preferred Shares, subject to current market conditions, in an aggregate amount of approximately 33-1/3% of its Managed Assets to buy additional securities of the type permitted by the Trust's investment objective, policies and strategies. The Trust may borrow from banks or other financial institutions and may also borrow through reverse repurchase agreements or dollar rolls in an amount up to 33-1/3% of its Managed Assets. These practices are commonly known as leverage. The use of Preferred Shares and other borrowing techniques to leverage the common shares may involve greater risk to common shareholders.

The Trust expects the common shares to be listed on the New York Stock
Exchange, subject to notice of issuance, under the symbol " ".

                                                  Per Share           Total

Public offering price                               $25.00             $
Sales load                                            $                $
Estimated offering expenses(1)                        $                $
Proceeds, after expenses, to the Trust                $                $

(1)      Aggregate offering expenses are expected to be $          . BlackRock
         Advisors, Inc. has agreed to reimburse offering expenses in excess of
         $0.05 per common share.

See "Risks" on pages to for factors that should be considered before investing in the common shares of the Trust.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The underwriters may, under certain circumstances, purchase up to additional shares from the Trust at the public offering price, less underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments.

Delivery and payment for the common shares will be on            , 2003.



               , 2003




         The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated , 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit
Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.
You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

         Until , 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                        PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                               TABLE OF CONTENTS


                                                                         Page
Prospectus Summary..........................................................8
Summary of Trust Expenses..................................................23
The Trust..................................................................25
Use of Proceeds............................................................25
The Trust's Investments....................................................25
Leverage...................................................................32
Interest Rate Transactions.................................................35
Risks......................................................................36
How the Trust Manages Risk.................................................44
Management of the Trust....................................................45
Net Asset Value............................................................48
Distributions..............................................................48
Dividend Reinvestment Plan.................................................49
Description of Shares......................................................51
Certain Provisions in the Agreement and Declaration of Trust...............53
Closed-End Trust Structure.................................................55
Repurchase of Shares.......................................................55
Federal Income Tax Matters.................................................56
Underwriting...............................................................58
Custodian and Transfer Agent...............................................59
Legal Opinions.............................................................59
Table of Contents for the Statement of Additional Information...............1

         This prospectus provides the information that you should know before investing in the Trust's common shares. You should read this prospectus carefully and retain it for future reference. We have included more information about us in a statement of additional information, or SAI, that we have filed with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated by reference into this prospectus. We have included the table of contents of the SAI on page . You may obtain a free copy of the SAI by calling
(888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the SEC web site at http://www.sec.gov.



                              PROSPECTUS SUMMARY

         This Is Only A Summary. This Summary May Not Contain All Of The
Information That You Should Consider Before Investing In Our Common Shares.
You Should Review The More Detailed Information Contained In This Prospectus
And In The Statement Of Additional Information.


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                                                    The Offering

The Trust..............................                 BlackRock Preferred Opportunity Trust II is a newly
                                                        organized, non-diversified, closed-end management
                                                        investment company.  Throughout the prospectus, we refer to
                                                        BlackRock Preferred Opportunity Trust II simply as the
                                                        "Trust" or as "we," "us" or "our." See "The Trust."

The Offering...........................                 The Trust is offering common shares of beneficial interest at $25.00 per share through a group of underwriters (the
                                                        "Underwriters") led by   .  The common shares of beneficial
                                                        interest are called "common shares" in the rest of this
                                                        prospectus.  You must purchase at least 100 common shares
                                                        ($2500) in order to participate in this offering.  The
                                                        Trust has given the Underwriters an option to purchase up
                                                        to         additional common shares to cover orders in
                                                        excess of common shares.  See "Underwriting."

Investment Objective...................                 The Trust's investment objective is to seek high current
                                                        income consistent with capital preservation. The Trust is
                                                        not intended as a complete investment program. There is no guarantee or assurance that the Trust will achieve its
                                                        investment objective.

Investment Policies....................                 Under normal market conditions, the Trust will invest at
                                                        least 80% of its Managed Assets in preferred securities.
                                                        The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the
                                                        dividend income from which is eligible for the Dividends
                                                        Received Deduction, and trust preferred securities, the
                                                        dividend income from which is not deductible. Initially,
                                                        the Trust expects to invest 30% of its Managed Assets in
                                                        traditional preferred securities and 70% of its Managed
                                                        Assets in trust preferred securities although the
                                                        percentages may vary over time. Under normal market
                                                        conditions, the Trust's portfolio of preferred securities
                                                        is expected to consist of both fixed rate preferred and
                                                        adjustable rate preferred securities.

                                                        The Trust may invest up to 20% of its Managed Assets in
                                                        preferred or other securities that at the time of
                                                        investment are rated below investment grade (Ba/BB or B)
                                                        by Moody's Investors Service, Inc. ("Moody's"), Standard &
                                                        Poor's Ratings Group, a division of The McGraw-Hill
                                                        Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or that are unrated but judged to be of comparable quality by the
                                                        Trust's investment advisor or sub-advisor. A security will not be considered to be below investment grade quality if
                                                        it is rated within the four highest grades (Baa or BBB or
                                                        better) by Moody's, S&P or Fitch, or is unrated but judged to be of comparable quality by the Trust's investment
                                                        advisor or sub-advisor. Securities rated below investment
                                                        grade are regarded as having predominately speculative
                                                        characteristics with respect to the issuer's capacity to
                                                        pay interest and repay principal, and are commonly
                                                        referred to as "junk bonds." See "The Trust's
                                                        Investments-Investment Objective and Policies."

                                                        In addition, under normal market conditions:

                                                        o        The Trust intends to invest at least 25% of its
                                                                 Managed Assets in the securities of companies
                                                                 principally engaged in financial services.
                                                        o        The Trust may invest up to 20% of its Managed
                                                                 Assets in securities other than preferred
                                                                 securities, including municipal bonds and other
                                                                 debt securities, convertible securities and
                                                                 common stocks.
                                                        o        The Trust may invest up to 35% of its Managed
                                                                 Assets in U.S. dollar denominated securities of
                                                                 non-U.S. issuers traded or listed in U.S.
                                                                 markets.
                                                        o        While the Trust does not currently intend to
                                                                 invest in illiquid securities (i.e., securities
                                                                 that are not readily marketable), it may invest
                                                                 up to 10% of its Managed Assets in illiquid
                                                                 securities.

                                                        President Bush has recently proposed eliminating the
                                                        taxation of dividends paid by corporations to individuals
                                                        out of previously taxed corporate income, including such
                                                        dividends received by a closed-end fund and passed through to its individual shareholders. If, or in what form, this
                                                        proposal may be enacted into law is uncertain. Under the
                                                        current proposal, certain dividends paid on preferred
                                                        securities apparently would be permitted to be distributed tax-free to individual shareholders (including individual
                                                        shareholders of closed-end funds, such as the Trust). If
                                                        the President's proposal is enacted into law in its
                                                        current form, the Trust's investment advisor anticipates
                                                        that it would consider this advantageous tax treatment of
                                                        corporate dividends in selecting preferred securities as
                                                        investments for the Trust. As a result, the Trust's
                                                        portfolio may eventually emphasize traditional preferred
                                                        securities issued by corporations over trust preferred
                                                        securities, because trust preferred securities would not
                                                        be advantaged by the President's proposal.

                                                        Investment Practices. In seeking to achieve our investment objective, we may also use a number of other investment
                                                        practices and techniques including:

                                                        Leverage. Approximately one to three months after the
                                                        completion of the offering of common shares, subject to
                                                        market conditions, the Trust expects to issue preferred
                                                        shares of beneficial interest ("Preferred Shares") in an
                                                        aggregate amount of up to 33-1/3% of its Managed Assets
                                                        to buy additional securities of the type permitted by the
                                                        Trust's investment objectives, policies and strategies.
                                                        There can be no assurance, however, that Preferred Shares
                                                        representing such percentage of the Trust's Managed Assets will actually be issued. If the Trust does not issue
                                                        Preferred Shares as anticipated, the Trust may borrow from banks and other financial institutions and may also borrow additional funds through reverse repurchase agreements or
                                                        dollar rolls in an amount up to 33-1/3% of its Managed
                                                        Assets. These techniques are known as leverage. Leverage
                                                        involves greater risks. The Trust's leveraging strategy
                                                        may not be successful. See "Leverage" and "Risks-Leverage
                                                        Risk." The money the Trust obtains through leverage is
                                                        expected to be invested in intermediate and long-term
                                                        securities of the type described under "The Trust's
                                                        Investments" that will generally pay fixed rates of
                                                        interest over the life of the securities. Money borrowed
                                                        for investment purposes generally will pay interest or
                                                        dividends based on shorter-term interest rates. If the
                                                        rate of return, after the payment of applicable expenses
                                                        of the Trust, on the intermediate and long-term securities purchased by the Trust is greater than the interest or
                                                        dividends paid by the Trust on borrowed money, the Trust
                                                        will generate more income from such investments than it
                                                        will need to pay interest or dividends on the borrowed
                                                        money. If so, the excess income may be used to pay higher
                                                        dividends to holders of common shares. However, the Trust
                                                        cannot assure you that the use of leverage will result in
                                                        a higher yield on the common shares. When leverage is
                                                        employed, the net asset value and market price of the
                                                        common shares and the yield to holders of common shares
                                                        will be more volatile. See "Leverage" and "Description of
                                                        Shares-Preferred Shares."
                                                        Other Investment Management Techniques. Although not
                                                        intended to be a significant element in the Trust's
                                                        investment strategy, from time to time the Trust may use
                                                        various other investment management techniques that also
                                                        involve certain risks and special considerations
                                                        including:

                                                        o        engaging in interest rate and credit derivatives
                                                                 transactions;

                                                        o        using options and financial futures; and

                                                        o        lending the Trust's portfolio securities.

Investment Advisor and
Sub-Advisor........................                     BlackRock Advisors, Inc. ("BlackRock Advisors") will be
                                                        the Trust's investment advisor and BlackRock Advisors'
                                                        affiliate, BlackRock Financial Management, Inc.
                                                        ("BlackRock Financial Management"), will be the Trust's
                                                        sub-advisor and will provide certain day-to-day investment management services to the Trust. Throughout the
                                                        prospectus, we sometimes refer to BlackRock Advisors and
                                                        BlackRock Financial Management collectively as
                                                        "BlackRock." BlackRock has significant experience managing corporate bonds and preferred securities with over $42
                                                        billion of such securities across the portfolios it
                                                        manages. As of December 31, 2002, BlackRock managed
                                                        approximately $3.5 billion in preferred securities.
                                                        BlackRock has an experienced team of portfolio managers
                                                        and credit research analysts. The team includes 30
                                                        investment professionals with an average of 11 years
                                                        experience. BlackRock Advisors will receive an annual fee, payable monthly in arrears, in a maximum amount equal to %
                                                        of the average weekly value of the Trust's Managed Assets.
                                                        "Managed Assets" means the total assets of the Trust
                                                        (including any assets attributable to any Preferred Shares or borrowings that may be outstanding) minus the sum of
                                                        accrued liabilities (other than debt representing
                                                        financial leverage). The liquidation preference of the
                                                        Preferred Shares is not a liability. See "Management of
                                                        the Trust."

Interest Rate Transactions.............                 In connection with the Trust's anticipated use of leverage through the issuance of Preferred Shares or borrowings, the
                                                        Trust may enter into interest rate swap or cap
                                                        transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment
                                                        techniques and risks different from those associated with
                                                        ordinary portfolio security transactions. In a typical
                                                        interest rate swap, the Trust would agree to pay to the
                                                        other party to the interest rate swap (which is known as
                                                        the "counterparty") a fixed rate payment in exchange for
                                                        the counterparty agreeing to pay to the Trust a variable
                                                        rate payment that is intended to approximate the Trust's
                                                        variable rate payment obligation on Preferred Shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest
                                                        rate cap, the Trust would pay a premium to the counterparty to the interest rate cap and, to the extent that a
                                                        specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the
                                                        difference based on the notional amount of such cap.
                                                        Depending on the state of interest rates in general, the
                                                        Trust's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the
                                                        extent there is a decline in interest rates, the value of
                                                        the interest rate swap or cap could decline, and could
                                                        result in a decline in the net asset value of the common
                                                        shares. In addition, if the counterparty to an interest
                                                        rate swap or cap defaults, the Trust would not be able to
                                                        use the anticipated net receipts under the swap or cap to
                                                        offset the dividend payments on Preferred Shares or
                                                        interest payments on borrowings. Depending on whether the
                                                        Trust would be entitled to receive net payments from the
                                                        counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that
                                                        point in time, such a default could negatively impact the
                                                        performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its
                                                        scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or
                                                        that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could
                                                        have a negative impact on the performance of the common
                                                        shares. If the Trust fails to maintain a required 200% asset coverage of the liquidation value of any outstanding
                                                        Preferred Shares or if the Trust loses an expected AAA/Aaa rating on its Preferred Shares or fails to maintain other
                                                        covenants, the Trust may be required to redeem some or all
                                                        Preferred Shares. Similarly, the Trust could be required
                                                        to prepay the principal amount of any borrowings. Such
                                                        redemption or prepayment would likely result in the Trust
                                                        seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result
                                                        in a termination payment by or to the Trust. Early
                                                        termination of a cap could result in a termination payment to the Trust. The Trust intends to designate on its books
                                                        and records cash or liquid securities having a value at
                                                        least equal to the Trust's net payment obligations under
                                                        any swap transaction, marked to market daily. See
                                                        "Leverage" and "Interest Rate Transactions."
                                                        The Trust may, but is not required to, use interest rate
                                                        transactions in connection with the management of the
                                                        Trust's portfolio of securities. See "The Trust's
                                                        Investments-Portfolio Composition-Derivatives."

Distributions..........................                 Commencing with the Trust's initial dividend, the Trust
                                                        intends to make regular monthly cash distributions to
                                                        common shareholders. Your initial distribution is expected to be declared approximately 45 days, and paid
                                                        approximately 60 to 90 days, after the completion of this
                                                        offering, depending on market conditions. As portfolio and market conditions change, the rate of dividends on the
                                                        common shares may change. Over time, the Trust will
                                                        distribute all or a portion of its net investment income
                                                        (after it pays accrued dividends on any outstanding
                                                        Preferred Shares or interest on any borrowed money). In
                                                        addition, at least annually, the Trust intends to
                                                        distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable
                                                        ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any Preferred Shares. Unless
                                                        you elect to receive cash, you will receive your
                                                        distributions in additional common shares under the Trust's
                                                        Dividend Reinvestment Plan. See "Distributions" and
                                                        "Dividend Reinvestment Plan."

Listing................................                 The common shares have been approved for listing on the New
                                                        York Stock Exchange, subject to notice of issuance, under
                                                        the symbol "   ". See "Description of Shares-Common Shares."

Custodian and Transfer Agent...........                 State Street Bank and Trust Company will serve as the
                                                        Trust's Custodian and EquiServe Trust Company, N.A. will
                                                        serve as the Trust's Transfer Agent. See "Custodian and
                                                        Transfer Agent."

Market Price of Shares.................                 Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common
                                                        shares of closed-end investment companies like the Trust
                                                        have during some periods traded at prices higher than their net asset value and during other periods traded at prices
                                                        lower than their net asset value. The Trust cannot assure
                                                        you that its common shares will trade at a price higher
                                                        than or equal to net asset value. The Trust's net asset
                                                        value will be reduced immediately following this offering
                                                        by the sales load and the amount of the organization and
                                                        offering expenses paid by the Trust. See "Use of Proceeds."
                                                        In addition to net asset value, the market price of the
                                                        Trust's common shares may be affected by such factors as
                                                        the Trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand and the
                                                        Trust's dividend level, which is, in turn, affected by
                                                        expenses and call protection for portfolio securities. See
                                                        "Leverage," "Risks," "Description of Shares" and the
                                                        section of the SAI with the heading "Repurchase of Shares."
                                                        The common shares are designed primarily for long-term
                                                        investors, and you should not purchase common shares of the
                                                        Trust if you intend to sell them shortly after purchase.

Risks..................................                 No Operating History.  The Trust is a newly organized,
                                                        non-diversified, closed- end management investment company with no operating history.

                                                        Market Discount Risk. Whether investors will realize gains or losses upon the sale of shares of the Trust will not
                                                        depend directly upon the Trust's net asset value, but will depend upon the market price of the shares at the time of
                                                        sale. Since the market price of the shares will be
                                                        affected by such factors as the relative demand for and
                                                        supply of the shares in the market, general market and
                                                        economic conditions and other factors beyond the control
                                                        of the Trust, the Trust cannot predict whether the shares
                                                        will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end
                                                        funds often trade at a discount to their net asset values
                                                        and the Trust's shares may trade at such a discount. This
                                                        risk may be greater for investors expecting to sell their
                                                        shares of the Trust soon after completion of the public
                                                        offering. The shares of the Trust were designed primarily
                                                        for long-term investors, and investors in the shares
                                                        should not view the Trust as a vehicle for trading
                                                        purposes. See "Risks" and "Description of Shares."

                                                        Interest Rate Risk. Interest rate risk is the risk that
                                                        fixed-income securities such as preferred and debt
                                                        securities will decline in value because of changes in
                                                        market interest rates. When market interest rates rise,
                                                        the market value of such securities generally will fall.
                                                        The Trust's investment in such securities means that the
                                                        net asset value and market price of the common shares will tend to decline if market interest rates rise. During
                                                        periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than
                                                        scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk.
                                                        Preferred and debt securities frequently have call
                                                        features that allow the issuer to repurchase the security
                                                        prior to its stated maturity. An issuer may redeem an
                                                        obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in
                                                        the credit standing of the issuer. During periods of
                                                        rising interest rates, the average life of certain types
                                                        of securities may be extended because of slower than
                                                        expected principal payments. This may lock in a below
                                                        market interest rate, increase the security's duration and reduce the value of the security. This is known as
                                                        extension risk. Market interest rates for investment grade securities in which the Trust will primarily invest have
                                                        recently declined significantly below the recent
                                                        historical average rates for such securities. This decline may have increased the risk that these rates will rise in
                                                        the future (which would cause the value of the Trust's net assets to decline) and the degree to which asset values
                                                        may decline in such events; however, historical interest
                                                        rate levels are not necessarily predictive of future
                                                        interest rate levels. See "Risks-Interest Rate Risk."

                                                        Credit Risk. Credit risk is the risk that a security in
                                                        the Trust's portfolio will decline in price or the issuer
                                                        will fail to make dividend payments when due because the
                                                        issuer of the security experiences a decline in its
                                                        financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital
                                                        structure, in terms of priority to corporate income, and
                                                        therefore will be subject to greater credit risk than debt instruments. The Trust may invest up to 20% (measured at
                                                        the time of investment) of its Managed Assets in preferred securities and other securities that are rated Ba/BB or B
                                                        or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade securities
                                                        are more sensitive to negative developments, such as a
                                                        decline in the issuer's revenues or a general economic
                                                        downturn, than are the prices of higher grade securities.
                                                        Securities of below investment grade quality are
                                                        predominantly speculative with respect to the issuer's
                                                        capacity to pay interest and repay principal when due and
                                                        therefore involve a greater risk of default and are
                                                        commonly referred to as "junk bonds."

                                                        Counterparty Risk. The Trust will be subject to credit
                                                        risk with respect to the counterparties to the derivative
                                                        contracts purchased by the Trust. If a counterparty
                                                        becomes bankrupt or otherwise fails to perform its
                                                        obligations under a derivative contract due to financial
                                                        difficulties, the Trust may experience significant delays
                                                        in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust
                                                        may obtain only a limited recovery or may obtain no
                                                        recovery in such circumstances.

                                                        Inflation Risk. Inflation risk is the risk that the value
                                                        of assets or income from investment will be worth less in
                                                        the future as inflation decreases the value of money. As
                                                        inflation increases, the real value of the common shares
                                                        and distributions on those shares can decline. In
                                                        addition, during any periods of rising inflation, interest rates on Preferred Shares or other borrowings would likely increase, which would tend to further reduce returns to
                                                        the holders of common shares.

                                                        Special Risks Related to Preferred Securities. There are
                                                        special risks associated with investing in preferred
                                                        securities, including:
                                                             Deferral. Preferred securities may include provisions
                                                        that permit the issuer, at its discretion, to defer
                                                        distributions for a stated period without any adverse
                                                        consequences to the issuer. If the Trust owns a preferred
                                                        security that is deferring its distributions, the Trust
                                                        may be required to report income for tax purposes although it has not yet received such income.
                                                             Subordination. Preferred securities are subordinated to
                                                        bonds and other debt instruments in a company's capital
                                                        structure in terms of having priority to corporate income
                                                        and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
                                                             Liquidity. Preferred securities may be substantially less
                                                        liquid than many other securities, such as common stocks
                                                        or U.S. Government securities.
                                                             Limited Voting Rights. Generally, preferred security
                                                        holders (such as the Trust) have no voting rights with
                                                        respect to the issuing company unless preferred dividends
                                                        have been in arrears for a specified number of periods, at which time the preferred security holders may elect a
                                                        number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security
                                                        holders no longer have voting rights. In the case of trust preferred securities, as described under "The Trust's
                                                        Investments-Portfolio Composition," holders generally have no voting rights, except if (i) the issuer fails to pay
                                                        dividends for a specified period of time or (ii) a
                                                        declaration of default occurs and is continuing.
                                                             Special Redemption Rights. In certain varying
                                                        circumstances, an issuer of preferred securities may
                                                        redeem the securities prior to a specified date. For
                                                        instance, for certain types of preferred securities, a
                                                        redemption may be triggered by certain changes in Federal
                                                        income tax or securities laws. As with call provisions, a
                                                        special redemption by the issuer may negatively impact the return of the security held by the Trust. See
                                                        "Risks-Special Risks Related to Preferred Securities."

                                                        Concentration Risk. The Trust intends to invest at least
                                                        25% of its Managed Assets in the securities of companies
                                                        principally engaged in financial services. This policy
                                                        makes the Trust more susceptible to adverse economic or
                                                        regulatory occurrences affecting that sector.
                                                        A company is "principally engaged" in financial services
                                                        if it owns financial services-related assets that are
                                                        responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks,
                                                        industrial banks, savings institutions, finance companies, diversified financial services companies, investment
                                                        banking firms, securities brokerage houses, investment
                                                        advisory companies, insurance companies and companies
                                                        providing similar services. Concentration of investments
                                                        in the financial services sector includes the following
                                                        risks:
                                                        o        financial services companies may suffer a setback
                                                                 if regulators change the rules under which they
                                                                 operate;
                                                        o        unstable interest rates can have a
                                                                 disproportionate effect on the financial services
                                                                 sector;
                                                        o        financial services companies whose securities the
                                                                 Trust may purchase may themselves have
                                                                 concentrated portfolios, such as a high level of
                                                                 loans to real estate developers, which makes them
                                                                 vulnerable to economic conditions that affect
                                                                 that sector; and
                                                        o        financial services companies have been affected
                                                                 by increased competition, which could adversely
                                                                 affect the profitability or viability of such
                                                                 companies. See "Risks-Concentration Risk."

                                                        Convertible Securities. Although to a lesser extent than
                                                        with nonconvertible fixed income securities, the market
                                                        value of convertible securities tends to decline as
                                                        interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the
                                                        conversion feature, the market value of convertible
                                                        securities tends to vary with fluctuations in the market
                                                        value of the underlying common stock. A unique feature of
                                                        convertible securities is that as the market price of the
                                                        underlying common stock declines, convertible securities
                                                        tend to trade increasingly on a yield basis, and so may
                                                        not experience market value declines to the same extent as the underlying common stock. When the market price of the
                                                        underlying common stock increases, the prices of the
                                                        convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities
                                                        investments are without risk, investments in convertible
                                                        securities generally entail less risk than investments in
                                                        common stock of the same issuer.

                                                        Common Stock Risk. While common stock has historically
                                                        generated higher average returns than fixed income
                                                        securities, common stock has also experienced
                                                        significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the
                                                        price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress
                                                        the price of common stock held by the Trust.

                                                        Municipal Bond Risk. The amount of public information
                                                        available about municipal bonds is generally less than
                                                        that for corporate equities or bonds and the investment
                                                        performance of the Trust may therefore be more dependent
                                                        on the analytical abilities of BlackRock. The secondary
                                                        market for municipal bonds, particularly the below
                                                        investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other
                                                        securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.
                                                        The ability of municipal issuers to make timely payments of interest and principal may be diminished in general
                                                        economic downturns and as governmental cost burdens are
                                                        reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state
                                                        legislatures or referenda could extend the time for
                                                        payment of principal and/or interest, or impose other
                                                        constraints on enforcement of such obligations, or on the
                                                        ability of municipalities to levy taxes. Issuers of
                                                        municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the
                                                        Trust could experience delays in collecting principal and
                                                        interest and the Trust may not, in all circumstances, be
                                                        able to collect all principal and interest to which it is
                                                        entitled. To enforce its rights in the event of a default
                                                        in the payment of interest or repayment of principal, or
                                                        both, the Trust may take possession of and manage the
                                                        assets securing the issuer's obligations on such
                                                        securities, which may increase the Trust's operating
                                                        expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

                                                        Foreign Securities. Under normal market conditions, the
                                                        Trust may invest up to 35% of its Managed Assets in U.S.
                                                        dollar denominated securities of foreign issuers traded or listed on a U.S. securities exchange. Such investments
                                                        involve certain risks not involved in U.S. issuers.
                                                        Certain foreign countries may impose restrictions on the
                                                        ability of issuers of foreign securities to make payments
                                                        of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or
                                                        otherwise. In addition, the Trust will be subject to risks associated with adverse political and economic
                                                        developments in foreign countries, which could cause the
                                                        Trust to lose money on its investments in foreign
                                                        securities. Typically, the Trust will not hold any foreign securities of issuers in so-called "emerging markets" (or
                                                        lesser developed countries), but to the extent it does,
                                                        the Trust will not invest more than 10% of its Managed
                                                        Assets in such securities. Investments in such securities
                                                        are particularly speculative.

                                                        Derivatives and Other Investment Management Techniques.
                                                        The Trust may use various other investment management
                                                        techniques that also involve certain risks and special
                                                        considerations, including engaging in hedging and risk
                                                        management transactions, including interest rate and
                                                        foreign currency transactions, options, futures, swaps and other derivatives transactions. These strategic
                                                        transactions will be entered into to seek to manage the
                                                        risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market
                                                        movements.

                                                        Leverage. Although the use of leverage by the Trust may
                                                        create an opportunity for increased net income and capital appreciation for the common shares, it also results in
                                                        additional risks and can magnify the effect of any losses.
                                                        If the income and gains earned on securities purchased
                                                        with leverage proceeds are greater than the cost of
                                                        leverage, the Trust's return will be greater than if
                                                        leverage had not been used. Conversely, if the income or
                                                        gains from the securities purchased with such proceeds
                                                        does not cover the cost of leverage, the return to the
                                                        Trust will be less than if leverage had not been used.
                                                        There is no assurance that a leveraging strategy will be
                                                        successful. Leverage involves risks and special
                                                        considerations for shareholders including:
                                                        o        the likelihood of greater volatility of net asset
                                                                 value and market price of and dividends on the
                                                                 shares than a comparable portfolio without
                                                                 leverage;
                                                        o        the risk that fluctuations in interest rates on
                                                                 borrowings and short-term debt or in the dividend
                                                                 rates on any Preferred Shares that the Trust must
                                                                 pay will reduce the return to the shareholders;
                                                        o        the effect of leverage in a market experiencing
                                                                 rising interest rates, which is likely to cause a
                                                                 greater decline in the net asset value of the
                                                                 shares than if the Trust were not leveraged,
                                                                 which may result in a greater decline in the
                                                                 market price of the shares;
                                                        o        when the Trust uses leverage, the fees payable to
                                                                 BlackRock for advisory and sub-advisory services
                                                                 will be higher than if the Trust did not use
                                                                 leverage; and
                                                        o        leverage may increase operating costs, which may
                                                                 reduce the Trust's total return.

                                                        Any requirement that the Trust sell assets at a loss in
                                                        order to redeem or pay off any leverage or for other
                                                        reasons would reduce the Trust's net asset value and also
                                                        make it difficult for the net asset value to recover.
                                                        BlackRock in its best judgment nevertheless may determine
                                                        to continue to use leverage if it expects that the
                                                        benefits to the Trust's shareholders of maintaining the
                                                        leveraged position will outweigh the current reduced
                                                        return.
                                                        Certain types of borrowings by the Trust may result in the
                                                        Trust being subject to covenants in credit agreements
                                                        relating to asset coverage and Trust composition
                                                        requirements. The Trust may be subject to certain
                                                        restrictions on investments imposed by guidelines of one
                                                        or more rating agencies, which may issue ratings for the
                                                        short-term corporate debt securities or Preferred Shares
                                                        issued by the Trust. These guidelines may impose asset
                                                        coverage or portfolio composition requirements that are
                                                        more stringent than those imposed by the Investment
                                                        Company Act of 1940, as amended (the "Investment Company
                                                        Act"). BlackRock does not believe that these covenants or
                                                        guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment
                                                        objective and policies.

                                                        Tax Risk. The Trust may invest in preferred securities or
                                                        other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization
                                                        by the Internal Revenue Service. It could be more
                                                        difficult for the Trust to comply with the tax
                                                        requirements applicable to regulated investment companies
                                                        (see "Federal Income Tax Matters") if the tax
                                                        characterization of the Trust's investments or the tax
                                                        treatment of the income from such investments were
                                                        successfully challenged by the Internal Revenue Service.
                                                        The Bush Administration has announced a proposal to
                                                        eliminate the Federal income tax on dividends of income
                                                        previously taxed at the corporate level. The availability
                                                        of tax free dividends may reduce the value of, and return
                                                        on, certain securities that are part of the Trust's
                                                        investment portfolio. Moreover, the proposal may be given
                                                        retroactive effect. This change could adversely affect the
                                                        Trust's shareholders and distributions they receive from
                                                        the Trust.

                                                        Non-Diversification. The Trust has registered as a
                                                        "non-diversified" investment company under the Investment
                                                        Company Act. For Federal income tax purposes, the Trust,
                                                        with respect to up to 50% of its total assets, will be
                                                        able to invest more than 5% (but not more than 25%, except for investments in U.S. Government securities and
                                                        securities of other regulated investment companies, which
                                                        are not limited for tax purposes) of the value of its
                                                        total assets in the obligations of any single issuer. To
                                                        the extent the Trust invests a relatively high percentage
                                                        of its assets in the obligations of a limited number of
                                                        issuers, the Trust may be more susceptible than a more
                                                        widely diversified investment company to any single
                                                        economic, political or regulatory occurrence.

                                                        Anti-Takeover Provisions. The Trust's Agreement and
                                                        Declaration of Trust includes provisions that could limit
                                                        the ability of other entities or persons to acquire
                                                        control of the Trust or convert the Trust to open-end
                                                        status. These provisions could deprive the holders of
                                                        common shares of opportunities to sell their common shares at a premium over the then current market price of the
                                                        common shares or at net asset value.



                           SUMMARY OF TRUST EXPENSES

         The following table assumes the issuance of Preferred Shares or other use of leverage in an amount equal to 33-1/3% of the Trust's Managed Assets (after their issuance), and shows Trust expenses as a percentage of net assets attributable to common shares.


Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)               %
Offering Expenses Borne by the Trust (as a percentage of
offering price)(1)                                                       %
Dividend Reinvestment Plan Fees                                      None(2)


                                              Percentage of Net Assets
                                           Attributable to Common Shares
                                      (Assumes Preferred Shares Are Issued)(4)
                                      ----------------------------------------

Annual Expenses
Management Fees                                          %
Other Expenses                                           %(3)

         Total Annual Expenses                           %(4)

___________

(1) BlackRock Advisors has agreed to pay all the Trust's organizational expenses. BlackRock Advisors has also agreed to pay those offering costs of the Trust (other than the sales load) that exceed $0.05 per share of common stock ( % of the offering price).

(2) You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(3) If the Trust offers Preferred Shares, the costs of that offering, estimated to be approximately 1.25% of the total dollar amount of the Preferred Shares offering (including the sales load paid to the underwriters for the Preferred Shares offering), will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares.

(4) The table presented below in this footnote estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to common shares. This table assumes the Trust is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Trust's expected issuance of Preferred Shares. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:


                                                        Percentage of Net Assets
                                                      Attributable to Common Shares
                                                    (Assumes No Preferred Shares Are
                                                         Issued or Outstanding)
                                                     -------------------------------

         Annual Expenses
                  Management Fees                                  %
                  Other Expenses                                   %

                           Total Annual Expenses                   %

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales
load of $   ) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of % of net assets attributable to common shares in years 1 through 5, and (2) a 5% annual return.(5)


                                           1         3         5         10
                                         Year      Years     Years      Years

         Total Expenses Incurred           $         $         $          $


___________

(5) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.


                                   THE TRUST

         The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on March 26, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

                                USE OF PROCEEDS

         The net proceeds of the offering of common shares will be approximately $ ($ if the Underwriters exercise the over allotment option in full) after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in securities that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                            THE TRUST'S INVESTMENTS

Investment Objective and Policies

         The Trust's investment objective is to seek high current income consistent with capital preservation. The Trust is not intended as a complete investment program. There can be no assurance that the Trust will achieve its investment objective.

         Under normal market conditions, the Trust will invest:

         o        at least 80% of its Managed Assets in preferred securities;

         o up to 20% of its Managed Assets in securities other than preferred securities including municipal bonds and other debt securities, convertible securities and common stocks (the "20% Non-Preferred Basket"); and

         o up to 20% of its Managed Assets in preferred or other securities that at the time of investment are rated below investment grade (Ba/BB or B by Moody's, S&P or Fitch) or that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor.

         The Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services (which are prominent issuers of preferred securities) and is subject to the risks of such concentration (See "-Financial Services Company Securities").

         The Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers that are traded or listed in U.S. markets. In addition, although the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

         The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which is eligible for the Dividends Received Deduction, and trust preferred securities, the dividend income from which is not deductible. Initially, the Trust expects to invest 30% of its Managed Assets in traditional preferred securities and 70% of its Managed Assets in trust preferred securities although the percentages may vary over time. Under normal market conditions, the Trust's portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities.

         A security will not be considered investment grade quality if it is rated below the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch, or is unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's, S&P's and Fitch's ratings of securities.

         President Bush has recently proposed eliminating the taxation of dividends paid by corporations to individuals out of previously taxed corporate income, including dividends received by a closed-end fund and passed through to its individual shareholders. If, or in what form, this proposal may be enacted into law is uncertain. Under the current proposal, certain dividends paid on preferred securities apparently would be permitted to be distributed tax-free to individual shareholders including individual shareholders of closed-end funds, such as the Trust. If the President's proposal is enacted into law in its current form, BlackRock anticipates that it would consider this advantageous tax treatment of corporate dividends in selecting preferred securities as investments for the Trust. As a result, the Trust's portfolio may eventually emphasize traditional preferred securities issued by corporations over trust preferred securities because trust preferred securities would not be advantaged by the President's proposal. At this time, however, some of the details of the proposal have not been specified. In addition, it is uncertain if, and in what form, the proposal will ultimately be adopted. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

         The Trust cannot change its investment objective without the approval of the holders of a "majority of the outstanding" common shares and Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. When used with respect to particular shares of the Trust, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less. See "Description of Shares-Preferred Shares-Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

Portfolio Composition

         The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the SAI.

Initial Portfolio Composition. If current market conditions persist, the Trust expects that its initial portfolio of preferred securities and debt securities will be comprised of securities with the following ratings, or in unrated
securities judged by BlackRock to be of comparable credit quality:   % in AA/Aa,
   % in A,    % in Baa/BBB and    % in Ba/BB or B.

Preferred Securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust will notify shareholders at least 60 days prior to any change in the 80% policy, which is not fundamental.

         There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to in this prospectus as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

         Pursuant to the Dividends Received Deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate shareholders of a regulated investment company like the Trust generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, not all traditional preferred securities pay dividends that are eligible for the Dividends Received Deduction.

Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

         Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

         Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS(r)"); monthly income preferred securities ("MIPS(r)"); quarterly income bond securities ("QUIBS(r)"); quarterly income debt securities ("QUIDS(r)"); quarterly income preferred securities ("QUIPS/sm/"); corporate trust securities ("CORTS(r)"); public income notes ("PINES(r)"); and other trust preferred securities.6

         Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

         Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

______________________
6      TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc.
MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.


Financial Services Company Securities. The Trust intends to invest at least 25% of its Managed Assets in securities issued by companies "principally engaged" in financial services. A company is "principally engaged" in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services.

Foreign Securities. The Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers traded or listed in U.S. markets. The Trust may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Trust does not intend to invest in companies based in emerging markets such as the Far East, Latin America and Eastern Europe, but if it did, may invest no more than 10% of its Managed Assets in emerging markets securities. The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. For purposes of this 35% limitation, non-U.S. securities include securities represented by American Depository Receipts.

High Yield Securities. The Trust may invest up to 20% (measured at the time of purchase) of its Managed Assets in securities rated below investment grade at the time of purchase, such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

Debt Securities. As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in debt securities other than preferred securities. The Trust's investments in debt securities may include investments in U.S. dollar denominated corporate debt securities issued by domestic and non-U.S. corporations (subject to the requirements noted above) and U.S. dollar denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities (subject to the requirements noted above). The Trust's debt securities may also include municipal bonds. See "Municipal Bonds" below.

Convertible Securities. As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in convertible securities. Convertible securities are debt securities or preferred stock that are exchangeable for common stock of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

Common Stocks. As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in common stocks. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Municipal Bonds. As part of the 20% Non-Preferred Basket, the Trust may invest up to 20% of its Managed Assets in municipal bonds. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

Illiquid Securities. While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The board of trustees or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The board of trustees has delegated to BlackRock the day-to-day determination of the illiquidity of any security held by the Trust, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the board of trustees has directed BlackRock to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the board of trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Trust should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Trust will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Debt Securities; Defensive Position; Invest-Up Period. Upon BlackRock's recommendation, during temporary defensive periods and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering of common shares or Preferred Shares are being invested, the Trust may deviate from its investment objective and invest all or any portion of its Managed Assets in short-term investment grade debt securities. In such a case, the Trust may not pursue or achieve its investment objective. In addition, during the temporary periods when the net proceeds of the offering of common shares or Preferred Shares are being invested, the Trust may invest all or a portion of its assets in debt securities of long-term maturities issued by the U.S. Government or its agencies or instrumentalities.

Derivatives. The Trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

         The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust's Managed Assets will be committed to initial margin for Strategic Transactions for non-hedging purposes.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

         A more complete discussion of Strategic Transactions and their risks is contained in the Trust's SAI.


                                   LEVERAGE

         Approximately one to three months after the completion of the offering of common shares, the Trust expects to issue Preferred Shares, subject to current market conditions, in an aggregate amount of approximately 33-1/3% of its Managed Assets to purchase additional securities of the type described under "The Trust's Investments." There can be no assurance, however, that Preferred Shares representing such percentage of the Trust's Managed Assets will actually be issued. Until the Trust issues Preferred Shares or if the Trust were not to issue Preferred Shares in an aggregate amount equal to 33-1/3% of the Trust's Managed Assets, the Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine in an amount up to 33-1/3% of the Trust's Managed Assets. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions. Changes in the value of the Trust's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the proceeds from the issuance of Preferred Shares and other leverage. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.

Reverse Repurchase Agreements

         Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act unless the Trust designates on its books and records an amount of assets equal to the amount of the Trust's obligations under the reverse repurchase agreements. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Dollar Roll Transactions

         Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

Preferred Shares

         Although the Trust is able to issue Preferred Shares in an amount up to 50% of its Managed Assets, the Trust anticipates that under current market conditions it will offer Preferred Shares representing approximately 33-1/3% of the Trust's Managed Assets immediately after the issuance of the Preferred Shares. The Preferred Shares would have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares would leverage the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's board of trustees, the Trust expects to primarily invest the proceeds of any Preferred Shares offering in traditional preferreds, which typically do not have a stated maturity date, or in trust preferred shares with intermediate or long-term stated maturity dates. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Trust were not leveraged.

         The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates, which normally will be lower than the return earned by the Trust on its longer term portfolio investments. Because the total assets of the Trust (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of shares will normally be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise, the net asset value of the shares will reflect the decline in the value of portfolio holdings resulting therefrom.

         Leverage creates risks for holders of the shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the shares. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Trust's leveraged position if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return. The fee paid to BlackRock will be calculated on the basis of the Trust's assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Trust is utilizing financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.
See "Risks-Leverage Risk."

         Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

         Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

         The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

         Assuming that Preferred Shares will represent approximately 33-1/3% of the Trust's Managed Assets, the dividends paid on the leverage is a blended annual average rate of %, the income generated by the Trust's portfolio (net of estimated expenses) must exceed % in order to cover the interest and dividend payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust's portfolio) of -10%, -5%, and 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage using Preferred Shares representing, in the aggregate, 33-1/?3% of the Trust's Managed Assets and the Trust's currently projected annual Preferred Share dividend rate of 2.00%.

Assumed Portfolio Total Return        (  )%    (    )%        %       %      %
  (Net of Expenses)

Common Share Total Return             (  )%    (    )%    (   )%      %       %

         Common share total return is composed of two elements-the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those securities.

         Until the Trust borrows or issues Preferred Shares, the Trust's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Trust's investment objective and policies.

                          INTEREST RATE TRANSACTIONS

         In connection with the Trust's anticipated use of leverage through its issuance of Preferred Shares or borrowings, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

         The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

         The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap. The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage.

         Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

         Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

         The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust.

         In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's Investments-Portfolio Compositions-Derivatives" above for additional information.

                                     RISKS

         The net asset value of the common shares will fluctuate with and be affected by, among other things, the risks described below.

No Operating History

         The Trust is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of shares of the Trust will not depend directly upon the Trust's net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Trust's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Trust soon after completion of the public offering. The shares of the Trust were designed primarily for long-term investors, and investors in the shares should not view the Trust as a vehicle for trading purposes.

Interest Rate Risk

         Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of common shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Trust will primarily invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Trust's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Credit Risk

         Credit risk is the risk that a preferred or debt security in the Trust's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The Trust may invest up to 20% (measured at the time of purchase) of its Managed Assets in preferred or debt securities that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Securities rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

Counterparty Risk

         The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on Preferred Shares or other borrowings would likely increase, which would tend to further reduce returns to the holders of common shares.

Special Risks Related to Preferred Securities

         There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Trust.

Supply of Trust preferred securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to trust preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Trust may be adversely affected.

New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if BlackRock believes that doing so would be consistent with the Trust's investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Concentration Risk

         The Trust intends to invest at least 25% of its Managed Assets in securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

         Concentration of investments in the financial services sector includes the following risks:

         o regulatory actions-financial services companies may suffer a setback if regulators change the rules under which they operate;

         o changes in interest rates-unstable interest rates can have a disproportionate effect on the financial services sector;

         o concentration of loans-financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

         o competition-financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Common Stock Risk

         While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

Convertible Securities Risk

         Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Municipal Bond Risk

         Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

         The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

         Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Foreign Securities

         Under normal market conditions, the Trust may invest up to 35% of its Managed Assets in U.S. dollar denominated securities of foreign issuers traded or listed on a U.S. securities exchange ("Foreign Securities"). Typically, the Trust will not hold any Foreign Securities of issuers in so-called "emerging markets" (or lesser developed countries), and in any case the Trust will not invest more than 10% of its Managed Assets in such securities. Investments in such securities are particularly speculative.

         Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

         o future foreign economic, financial, political and social developments;

         o        different legal systems;

         o the possible imposition of exchange controls or other foreign governmental laws or restrictions;

         o        less governmental supervision;

         o        regulation changes;

         o        changes in currency exchange rates;

         o        high and volatile rates of inflation;

         o        fluctuating interest rates;

         o        less publicly available information; and

         o different accounting, auditing and financial record-keeping standards and requirements.

         Investments in Foreign Securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

         o        the possibility of expropriation of assets;

         o        confiscatory taxation;

         o        difficulty in obtaining or enforcing a court judgment;

         o        economic, political or social instability; and

         o diplomatic developments that could affect investments in those countries.

         In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

         o        growth of gross domestic product;

         o        rates of inflation;

         o        capital reinvestment;

         o        resources;

         o        self-sufficiency; and

         o        balance of payments position.

In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

         Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Trust will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Trust's Managed Assets.

         As a result of these potential risks, BlackRock may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including BlackRock, have had no or limited prior experience.

Leverage Risk

         Although the use of leverage by the Trust may create an opportunity for increased net income and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, the Trust's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Trust will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders including:

         o the likelihood of greater volatility of net asset value and market price of and dividend payments on the common shares than a comparable portfolio without leverage;

         o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Trust must pay will reduce the return to the shareholders;

         o the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

         o when the Trust uses financial leverage, the investment advisory fees payable to BlackRock will be higher than if the Trust did not use leverage. See "Management of the Trust;" and

o when the Trust uses financial leverage, the Trust's operating costs may increase, which may reduce the Trust's total return.

         Any requirement that the Trust sell assets at a loss, in order to redeem or pay any leverage, or for other reasons would reduce the Trust's net asset value and also make it difficult for the net asset value to recover. BlackRock in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Trust's shareholders of maintaining the leveraged position will outweigh the current reduced return.

         The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. BlackRock does not believe that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies. The Trust may borrow from affiliates of BlackRock, provided that the terms of such borrowings are permissible under applicable law and no less favorable than those available from comparable sources of funds in the marketplace.

High Yield Risk

         Investing in high yield securities involves additional risks, including credit risk. The value of high yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield securities are not as strong financially as those with higher credit ratings, so their securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

Derivatives and Other Investment Management Techniques

         Strategic Transactions in which the Trust may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on BlackRock's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Restricted and Illiquid Securities

         The Trust may invest, on an ongoing basis, in restricted securities and other investments which may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.

Non-Diversification

         The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in U.S. Government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Tax Risk

         The Trust may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Trust to comply with the tax requirements applicable to regulated investment companies (see "Federal Income Tax Matters") if the tax characterization of the Trust's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. The Bush Administration has announced a proposal to eliminate the Federal income tax on dividends of income previously taxed at the corporate level. The availability of tax free dividends may reduce the value of, and return on, certain securities that are part of the Trust's investment portfolio. Moreover, the proposal may be given retroactive effect. This change could adversely affect the Trust's shareholders and distributions they receive from the Trust.

Anti-Takeover Provisions

         The Trust's Agreement and Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust's freedom to engage in certain transactions, and
(iii) the ability of the Trust's board of trustees or shareholders to amend the Trust's Agreement and Declaration of Trust. These provisions of the Trust's Agreement and Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "Certain Provisions in the Agreement and Declaration of Trust."

                          HOW THE TRUST MANAGES RISK

Investment Limitations

         The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its Managed Assets in securities of issuers in any one industry except for the financial services industry.

         The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's, S&P or another nationally recognized rating agency on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objective and Policies" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

         The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Preferred Shares or otherwise reduce borrowings. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks-Leverage," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

         If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased or otherwise increase borrowings.

Strategic Transactions

         The Trust may use various investment strategies designed to limit the risk of fluctuations of fixed income securities and to preserve capital. These strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Three of the trustees may be considered "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the SAI.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(TM) name.

         The BlackRock organization has over 14 years of experience managing closed-end funds and as of December 31, 2002 advised a closed-end family of 43 active funds with approximately $10.8 billion in assets. BlackRock has significant experience managing corporate bonds and preferred securities with over $42 billion of such securities across the portfolios it manages. As of December 31, 2002, BlackRock managed approximately $3.5 billion in preferred securities. BlackRock has an experienced team of portfolio managers and credit research analysts. The team includes 30 investment professionals with an average of 11 years experience. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

Investment Philosophy. With respect to corporate securities in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio's investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since its inception of their fixed income products in 1988.

         BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

         BlackRock's disciplined investment process seeks to add value through: (i) controlling portfolio duration within a narrow band relative to a benchmark index, (ii) relative value sector/sub-sector rotation and security selection, (iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review, and (v) the judgment of experienced portfolio managers.

         The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(tm), and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

         BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

BlackRock's Portfolio Management Team. BlackRock uses a team approach in managing the Trust's portfolio. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. BlackRock's portfolio management team includes the following three portfolio managers:

         Robert S. Kapito, Vice Chairman of BlackRock, Inc., is co-head of the Equity Operating Committee, Head of the Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, and BlackRock International's Management Committee. Mr. Kapito is responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.

         In addition, Mr. Kapito plays a key role in coordinating the efforts of the analytical and administrative groups with the Portfolio Management Group. He is also involved in marketing and managing several of BlackRock's funds. Mr. Kapito serves as President and Director for BlackRock's family of closed-end funds.

         Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of CMOs. Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe.

         Scott Amero, Managing Director and fixed income portfolio manager since 1995, is co-head of fixed income portfolio management and co-head of taxable credit research. He is a member of the Management Committee, Investment Strategy Group, and Fixed Income Operating Committee. Mr. Amero has primary responsibility for managing client portfolios, specializing in mortgage-backed and investment grade corporate securities.

         Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero joined First Boston in 1985 and became the firm's primary strategist for short duration securities.

         Mr. Amero has authored numerous publications on topics including mortgage securities, short duration securities and derivative products. He also authored "The Challenges of CMO Portfolio Management" which was published in CMO Portfolio Management. Mr. Amero earned a BA degree in applied math and economics from Harvard University in 1985 and an MBA degree in finance from New York University in 1991.

         Margaret D'Annunzio, currently a Director and fixed income portfolio manager, is a member of the Investment Strategy Group. Ms. D'Annunzio has been a Director of BlackRock since 2000 and from 1998 to 2000 was a Vice President of BlackRock. Ms. D'Annunzio's primary responsibility is managing client portfolios, both taxable and total return, with a sector emphasis on investment grade corporate securities. Before joining BlackRock in 1995, Ms. D'Annunzio was an Assistant Vice President and trader at CS First Boston Investment Management Corporation. Ms. D'Annunzio earned a BA degree in history from Princeton University in 1990.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to % of the average weekly value of the Trust's Managed Assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                                NET ASSET VALUE

         The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Thursday of each week and on the last business day of each month. In the event that any Thursday is not a business day or it is not practicable to calculate the Trust's net asset value on any business day for which a calculation is required, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), the liquidation value of any outstanding Preferred Shares and the amount of outstanding debt of the Trust from the Trust's Managed Assets and dividing the result by the total number of common shares of the Trust outstanding.

         The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Bonds having a remaining maturity of 60 days or less when purchased and bonds originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

                                 DISTRIBUTIONS

         Commencing with the initial dividend, the Trust intends to make regular monthly cash distributions to common shareholders. Distributions can only be made from net investment income after paying any accrued dividends on any Preferred Shares outstanding or interest on borrowed money. The net income of the Trust consists of all interest income accrued on portfolio assets less all expenses of the Trust. Expenses of the Trust are accrued each day. At least annually, the Trust also intends to distribute all or a portion of its net capital gain and net investment income not distributed during the year, if any, after paying any accrued dividends or making any liquidation payments on Preferred Shares. Initial distributions to common shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. The board of trustees may change the amount or timing of the Trust's distributions, based on a number of factors, including the amount of the Trust's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding Preferred Shares.

         To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of net investment income actually earned by the Trust during the period. Undistributed net investment income will be added to the Trust's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. See "Divided Reinvestment Plan."

                          DIVIDEND REINVESTMENT PLAN

         Unless the registered owner of common shares elects to receive cash by contacting EquiServe Trust Company, N.A. (the "Plan Administrator"), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

         The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Federal Income Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

         The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence or questions concerning the Plan should be directed to the Plan Administrator, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021, Ph: (800) 699-1236.

                             DESCRIPTION OF SHARES

Common Shares

         The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of March 26, 2003. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends and interest and dividend payments with respect to the Trust's leverage have been paid, unless certain asset coverage (as defined in the Investment Company Act) tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Trust have been met. See "-Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Trust has no present intention of offering any additional shares other than the possible issuance of Preferred Shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

         The Trust's common shares have been approved for listing on the New
York Stock Exchange, subject to notice of issuance, under the symbol "    ".

         The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."

         Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise.

         Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in lower grade bonds have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses) call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Leverage" and the SAI under "Repurchase of Common Shares."

Preferred Shares

         The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

         The Trust may elect to issue Preferred Shares representing approximately 33-1/3% of the Trust's Managed Assets immediately after the Preferred Shares are issued. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Trust. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by The Trust. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase Preferred Shares and (iii) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

         The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

         o the issuance of any securities of the Trust to any Principal Shareholder for cash;

         o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         To liquidate the Trust, the Trust's Agreement and Declaration of Trust, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

                          CLOSED-END TRUST STRUCTURE

         The Trust is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

                             REPURCHASE OF SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.

                          FEDERAL INCOME TAX MATTERS

         The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. The Bush Administration has announced a tax proposal which would accelerate future reductions in individual tax rates (applicable to ordinary income and short term gains) and apply a maximum 35% tax rate for 2003 and thereafter.

         Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. In general, distributions from "trust" preferred securities will not be eligible for a Dividends Received Deduction while distributions from traditional preferred securities may be elibible for the Dividends Received Deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The Bush Administration has announced a proposal to eliminate the Federal income tax on dividends of income previously taxed at the corporate level. In addition, under the proposal, shareholders may be provided with basis adjustments to reflect income taxed at the corporate level which is not distributed. Basis adjustments may not be allocated to shares which are preferred and limited as to dividends. Under the proposal, regulated investment companies such as the Trust may be permitted to pass through to their shareholders the excludable dividends and basis adjustments. It is anticipated that excludable dividends and basis adjustments will be treated similar to tax exempt interest under many of the rules applicable to regulated investment companies. Under the proposal, excludable dividends will not be a tax preference for alternative minimum tax purposes. At this time, however, some of the details of the proposal have not been specified. In addition, it is uncertain if, and in what form, the proposal will ultimately be adopted. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. a more complete discussion of the tax rules applicable to the Trust can be found in the SAI which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.



                                 UNDERWRITING

         The Trust has entered into an underwriting agreement with the
underwriters named below, for whom                           are acting as
representatives. The Trust is obligated to sell, and the underwriters are obligated to purchase, all of the shares offered hereby, if any are purchased. Subject to the terms and conditions of the underwriting agreement, each underwriter has generally agreed to purchase the shares indicated opposite its name:

Underwriters                                                      Number Of
                                                                   Shares
                                                                  ---------





         Total

         The underwriters may sell more shares than the total number of shares offered on the cover page of this prospectus and they have, for a period of 45 days from the date our shares begin trading, an over-allotment option to
purchase up to         additional shares from the Trust. If any additional
shares are purchased, the underwriters will severally purchase the shares in the same proportion as purchased in the table above.

         The representatives of the underwriters have advised the Trust that the shares will be offered to the public at the offering price indicated on the cover page of this prospectus. The underwriters may allow to selected dealers a concession not in excess of $ per share and such dealers may reallow a concession not in excess of $ per share to certain other dealers. After the shares are released for sale to the public, the representatives may change the offering price and the concessions. The representatives have informed the Trust that the underwriters do not intend to sell shares to any investor who has granted them discretionary authority.

         The Trust has agreed to pay the underwriters the following sales load, assuming both no exercise and full exercise of the underwriters' over-allotment applied to purchase additional shares:


                                                                             Without Exercise of           With Exercise of
                                                     Per Share              Over-allotment Option       Over-allotment Option
                                                     ---------              ---------------------       ---------------------
                                                                                              Total Fees
                                                                                              ----------

Public offering price                                 $25.00                               $                          $
Sales load                                              $                                  $                          $
Proceeds, before expenses, to the Trust                 $                                  $                          $


         The expenses of the offering are estimated at $        and are payable
by the Trust. BlackRock Advisors has agreed to pay organizational expenses and offering costs of the Trust (other than sales load) that exceed $0.05 per share.

         The Trust, BlackRock Advisors and BlackRock Financial Management have each agreed to indemnify the several underwriters or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933.

         The Trust has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the underwriting agreement.

         Prior to this offering, there has been no public market for the common shares of the Trust.

                       , on behalf of the underwriters, may engage in the following activities in accordance with applicable securities rules:

         o Over-allotments involving sales in excess of the offering size, creating a short position. Prudential Securities Incorporated may elect to reduce the short position by exercising some or all of the over-allotment option.

         o Stabilizing and short covering; stabilizing bids to purchase the shares are permitted if they do not exceed a specified maximum price. After the distribution of shares has been completed, short covering purchases in the open market may also reduce the short position. These activities may cause the price of the shares to be higher than would otherwise exist in the open market.

         o Penalty bids permitting the representatives to reclaim concessions from a syndicate member for the shares purchased in the stabilizing or short covering transactions.

         Such activities, which may be commenced and discontinued at any time, may be effected on a national securities market, in the over-the-counter market or otherwise.

         The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The principal business address of             is                  ,
               .

                         CUSTODIAN AND TRANSFER AGENT

         The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021, will serve as the Trust's Transfer Agent with respect to the common shares.

                                LEGAL OPINIONS

         Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New
York, New York and for the Underwriters by         , New York, New York.
                  may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.



         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                          Page

Use of Proceeds.............................................................B-4
Investment Objective and Policies...........................................B-4
Investment Policies and Techniques..........................................B-6
Other Investment Policies and Techniques...................................B-13
Management of the Trust....................................................B-15
Portfolio Transactions and Brokerage.......................................B-20
Description of Shares......................................................B-21
Repurchase of Common Shares................................................B-22
U.S. Federal Income Tax Matters............................................B-23
Performance Related and Comparative Information............................B-27
Experts....................................................................B-27
Additional Information.....................................................B-28
Independent Auditors' Report................................................F-1
Financial Statements........................................................F-2
Appendix A Ratings of Investments...........................................A-1
Appendix B General Characteristics and Risks of Strategic Transactions......B-1

Until          , 2003, all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                    SHARES


                   BLACKROCK PREFERRED OPPORTUNITY TRUST II
                     COMMON SHARES OF BENEFICIAL INTEREST









                             ____________________

                                  PROSPECTUS

                             _____________________





















                                    , 2003



 ===========================================================================

                   BLACKROCK PREFERRED OPPORTUNITY TRUST II
                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Preferred Opportunity Trust II (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2003. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's (the "SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


                                                                        Page

Use of Proceeds...........................................................B-4
Investment Objective and Policies.........................................B-4
Investment Policies and Techniques........................................B-6
Other Investment Policies and Techniques.................................B-13
Management of the Trust..................................................B-15
Portfolio Transactions and Brokerage.....................................B-20
Description of Shares....................................................B-21
Repurchase of Common Shares..............................................B-22
U.S. Federal Income Tax Matters..........................................B-23
Performance Related and Comparative Information..........................B-27
Experts..................................................................B-27
Additional Information...................................................B-28
Independent Auditors' Report..............................................F-1
Financial Statements......................................................F-2
Appendix A  Ratings of Investments........................................A-1
Appendix B General Characteristics and Risks of Strategic
  Transactions............................................................B-1


      This Statement of Additional Information is dated         , 2003.


                                USE OF PROCEEDS

         Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds will be invested in accordance with the Trust's investment objective and policies during a period expected to be approximately three months, but not to exceed six months from the closing of this Offering. Pending such investment, the net proceeds may be invested in high quality, short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any Preferred Shares voting together as a single class, and of the holders of a majority of any outstanding Preferred Shares voting as a separate class:

         o Invest more than 25% of its Managed Assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;

         o Purchase commodities or commodity contracts, except that the Trust may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions;

         o Purchase, hold or deal in real estate, except that the Trust may purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, or interests therein;

         o Issue senior securities or borrow money, except as permitted by the Investment Company Act;

         o Make loans to others, except through the purchase of debt obligations including Bank Loans (as defined below) and the entry into repurchase agreements. However, the Trust may lend its portfolio securities in an amount not to exceed 33-1/?3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's board of trustees; and

         o Act as an underwriter of securities of other issuers, except to the extent the Trust may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For purposes of applying the limitation set forth in the first subparagraph above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers.

         Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         All other investment policies of the Trust are considered non-fundamental and may be changed by the board of trustees without prior approval of the Trust's outstanding voting shares.

         In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

                  (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

                  (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

                  (3) purchase securities of companies for the purpose of exercising control.

         Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust has adopted a policy to provide shareholders of the Trust at least 60 days' prior notice of any change in this non-fundamental investment policy.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

         In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Trust's Managed Assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The Trust intends to apply for ratings for any Preferred Shares issued by the Trust from Moody's and Fitch or another nationally recognized rating agency. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's, Fitch or another nationally recognized rating agency. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's (Aaa) or by Fitch (AAA) or an equivalent rating by another nationally recognized rating agency, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and Fitch receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Portfolio Composition

Preferred Securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in preferred securities. The Trust will notify shareholders at least 60 days prior to any change in the 80% policy.

         Preferred securities pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

         Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the Dividends Received Deduction. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The trust preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

         Trust preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

         See "The Trust's Investments-Portfolio Composition-Preferred Securities" in the Trust's prospectus for a general description of trust preferred securities.

Short-Term Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Trust's investment objective, the Trust may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

         (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by BlackRock and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Municipal Bonds. Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

         In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and /or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

High Yield Securities. The Trust may invest up to 20% of its Managed Assets (measured at the time of purchase) in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either Moody's or S&P.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Strategic Transactions. Consistent with its investment objective and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time, although no more than 5% of the Trust's Managed Assets will be committed to initial margin for Strategic Transactions for non-hedging purposes. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on BlackRock's ability to predict pertinent market movements, which cannot be assured.

Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("future contracts") of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Trust will engage in such transactions, in accordance with the rules and regulations of the CFTC.

Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at higher than the current market price.

         The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Trust's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (iv) the obligation to meet additional variation margin or other payment requirements.

Forward Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

         The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

         The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash market) to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."

Other Investment Companies. The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed-income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in the prospectus in the sections entitled "Risks" and "Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in bonds.



                   OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Trust will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Trust's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Trust may not be able to readily dispose of such securities at prices that approximate those at which the Trust could sell such securities if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

         The Trust may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Trust pursuant to Rule 144A, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Trust's board of trustees has directed BlackRock to monitor carefully the Trust's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Trust's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

         Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Trust to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Trust is fully invested may result in greater potential fluctuation in the value of the Trust's net assets and its net asset value per share.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage described in the prospectus under "Risks-Leverage Risk" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under circumstances in which the Trust does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1?3% of the value of the Trust's Managed Assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institutions, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The economic terms of the investment management agreement were approved in principle by the Trust's board of trustees at a telephonic meeting of the board of trustees held on , 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Investment Company Act requires that the investment management agreement be approved by a majority of the Trust's board of trustees, including a majority of the trustees who are not interested persons as that term is defined in the Investment Company Act, at an in person meeting of the board of trustees. The board of trustees will meet in person to further consider and, if they deem appropriate, ratify the approval of the investment management agreement prior to the date on which the Trust's registration statement is declared effective. In approving this agreement in principle the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability to BlackRock Advisors of its relationship with the Trust, economics of scale and comparative fees and expense ratios. This agreement provides for the Trust to pay a management fee at an annual rate equal to % of the average weekly value of the Trust's Managed Assets.

         The investment management agreement was approved by the sole common shareholder of the Trust as of , 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         BlackRock Financial Management, the sub-advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as sub-advisor, a fee equal to % of the monthly management fees received by BlackRock Advisors.

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The economic terms of the sub-investment advisory agreement were approved in principle by the Trust's board of trustees on , 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). The Investment Company Act requires that the sub-investment advisory agreement be approved by a majority of the Trust's board of trustees, including a majority of the trustees who are not interested persons as that term is defined in the Investment Company Act, at an in person meeting of the board of trustees. The board of trustees will meet in person to further consider and, if they deem appropriate, ratify the approval of the sub-investment advisory agreement prior to the date on which the Trust's registration statement is declared effective. In approving this agreement in principle the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

         The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of , 2003. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Anne F. Ackerley is the sole initial Trustee of the Trust. Following is a list of her present positions and principal occupations during the last five years. Ms. Ackerley is an interested person of the Trust (as defined by the Investment Company
Act). The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. Ms. Ackerley is an officer of other closed-end funds in which BlackRock Advisors acts as investment advisor.


                                                                  Principal Occupation During
     Name and Age             Title                       the Past Five Years and Other Affiliations
----------------------  ---------------    ----------------------------------------------------------------------

Anne F. Ackerley        Sole Initial       Managing Director of BlackRock, Inc. since 2000.  Formerly First Vice
Age 40                  Trustee,           President and Chief Operating Officer, Mergers and Acquisition Group at
                        President, Chief   Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief
                        Executive          Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995
                        Officer and        to 1997; First Vice President, Emerging Markets Fixed Income Research at
                        Chief Financial    Merrill Lynch & Co. prior thereto
                        Officer

         Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.


                                                              Aggregate Dollar Range of Equity Securities
                          Dollar Range of Equity     In all Registered Investment Companies Overseen by Trustees in
   Name of Trustee       Securities in the Fund*                          the Family Companies
--------------------     ------------------------    ---------------------------------------------------------------


__________

* As of December 31, 2002 Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.



The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2003.


                                                          Total Compensation from the
                        Estimated Compensation From       Trust and Fund Complex Paid
Name of Board Member               Trust                      to Board Member(1)

                                 $2,000(2)                         $ (3),(4)
                                 $2,000(2)                           $ (4)
                                 $2,000(2)                           $ (4)
                                 $2,000(2)                           $ (4)
                                 $2,000(2)                           $ (4)
                                 $2,000(2)                           $ (4)

(1) Estimates the total compensation to be earned by such person during the calendar year ended December 31, 2003 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2) Of these amounts it is anticipated that Messrs.________, ________, ________, ________, ________ and ________ may voluntarily defer $0,
         $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2002.

(3) ________ serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, ________ is compensated in the amount of $40,000 per annum by the Fund Complex .

(4)      Of this amount, Messrs. ________, ________, ________ and ________ are
         expected to defer $________, $________, $_________ and $_________, respectively, pursuant to the Fund Complex's deferred compensation plan.

         Each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that _______ will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. _______, _______ and _______ will receive an additional $20,000 per annum from the Fund Complex for their service on the audit committee of the Fund Complex. This additional compensation to Messrs. _______, _______ and _______ will be allocated among the funds/trusts in the Fund Complex based on their relative net assets.

         In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Independent Trustee.

         Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other fund/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

         The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

         The Executive Committee consists of _______________ and _____________ and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

         The Audit Committee consists of ________________ and ______________.
The Audit Committee acts according to the Audit Committee charter.      has
been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The Board of has determined that the Trust has two audit
committee financial experts serving on its audit committee,         and
            , both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

         The Governance Committee consists of _________________ and ___________. The Governance committee acts in accordance with the Governance
Committee charter.           has been appointed as Chairman of the Governance
Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

         As the Trust is a newly organized closed-end investment company, no meetings of the above committees have been held in the current fiscal year.

         No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

Codes of Ethics

         The Trust, BlackRock Advisors, BlackRock Financial Management and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the SEC's web site (http:
//www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(TM) name.

         The BlackRock organization has over 14 years of experience managing closed-end funds and as of December 31, 2002 advised a closed-end family of 43 active funds with approximately $10.8 billion in assets. BlackRock has significant experience managing corporate bonds and preferred securities with over $42 billion of such securities across the portfolios it manages. As of December 31, 2002, BlackRock managed approximately $3.5 billion in preferred securities. BlackRock has an experienced team of portfolio managers and credit research analysts. The team includes 30 investment professionals with an average of 11 years experience. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The advisor and the sub-advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

         The advisor and the sub-advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The advisor's and the sub-advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the advisor or the sub-advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

         The advisor and the sub-advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the advisor and/or the sub-advisor, and does not reduce the advisor's and/or the sub-advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the advisor's and/or the sub-advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other investment companies or accounts which the advisor and/or the sub-advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the advisor and/or the sub-advisor in their discretion in accordance with the accounts' various investment objective. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the advisor's or the sub-advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                             DESCRIPTION OF SHARES

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

         Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

         If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

         The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or
(3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange,
(c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                        U.S. FEDERAL INCOME TAX MATTERS

         The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

         In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its gross income for any taxable year (including for this purpose tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

         A regulated investment company, the Trust generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. Federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") including capital gain dividends credited to shareholders but retained by the Trust (as described above) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Trust (except in the case of a redemption where a shareholder's percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. The Bush Administration has announced a tax proposal which would accelerate future reductions in individual tax rates (applicable to ordinary income and short term gains) and apply a maximum 35% tax rate for 2003 and thereafter.

         Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. In general, distributions from trust preferred securities will not be eligible for a Dividends Received Deduction while distributions from traditional preferred securities may be eligible for the Dividends Received Deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary and capital gains) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, if both common shares and Preferred Shares are outstanding, the Trust intends to allocate capital gains dividends between its common and preferred shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year. Dividends subject to the Dividends Receive Deduction and tax-exempt dividends will similarly be allocated between these classes.

         If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem shares of Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for at least 31 days during a taxable year and a significant number of days in the prior two years.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

         If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amount from previous years on which the Trust paid no U.S. Federal income tax. While the Trust intends to distribute its taxable ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the accrued interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. Federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a domestic corporation, dividend payments by the Trust may be eligible for the Dividends Received Deduction to the extent of the deemed dividend portion of such accrued interest.

         Certain of the Trust's investment practices are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long term gain into short term gain and ordinary income, (iii) convert an ordinary loss into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing of a purchase or sale and (vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain elections to mitigate the effect of these provisions.

         Income received by the Trust with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. Similarly, due to the makeup of the Trust's investment portfolio, the Trust will not be able to pass through to its shareholders tax exempt dividends despite the fact that the Trust may receive some tax exempt interest.

         Investments by the Trust in certain "passive foreign investment companies" could subject the Trust to Federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Several elections may be available to the Trust to mitigate the effect of this provision but the elections generally accelerate the recognition of income without the receipt of cash.

         The Bush Administration has announced a proposal to eliminate the Federal income tax on dividends of income previously taxed at the corporate level. In addition, under the proposal, shareholders may be provided with basis adjustments to reflect income taxed at the corporate level which is not distributed. Basis adjustments may not be allocated to shares which are preferred and limited as to dividends. Under the proposal, regulated investment companies such as the Trust may be permitted to pass through to their shareholders the excludable dividends and basis adjustments. It is anticipated that excludable dividends and basis adjustments will be treated similar to tax exempt interest under many of the rules applicable to regulated investment companies. Under the proposal, excludable dividends will not be a tax preference for alternative minimum tax purposes. At this time, however, some of the details of the proposal have not been specified. In addition, it is uncertain if, and in what form, the proposal will ultimately be adopted. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above

         The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, foreign, state, local income or other taxes.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

                                   [TO COME]

                                    EXPERTS

         The Statement of Net Assets of the Trust as of        , 2003 appearing
in this Statement of Additional Information has been audited by             ,
independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority
of such firm as experts in accounting and auditing.           , located at     ,
              , provides accounting and auditing services to the Trust.

                            ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         INDEPENDENT AUDITORS' REPORT


THE BOARD OF TRUSTEES AND SHAREHOLDER OF BLACKROCK PREFERRED OPPORTUNITY
TRUST II

         We have audited the accompanying statement of assets and liabilities of BlackRock Preferred Opportunity Trust II (the "Trust") as of , 2003 and the related statement of operations and changes in net assets for the period , 2003 (date of inception) to , 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at , 2003 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                     , 2003


                   BLACKROCK PREFERRED OPPORTUNITY TRUST II
                      STATEMENT OF ASSETS AND LIABILITIES


                               [TO BE PROVIDED]





                                  APPENDIX A

                            RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         o        Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.
CC Debt rated "CC" has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.
C Debt rated "C" is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1        Very strong or strong capacity to pay principal and interest.
            Those issues determined to possess overwhelming safety
            characteristics will be given a plus (+) designation.
SP-2        Satisfactory capacity to pay principal and interest.
SP-3        Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa          Bonds which are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba           Bonds which are rated Ba are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
             Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.


Short-Term Loans

MIG 1/VMIG 1             This designation denotes superior credit quality.
                         There is present strong protection by established cash
                         flows, superior liquidity support or demonstrated
                         broadbased access to the market for refinancing.
MIG 2/VMIG 2             This designation denotes strong credit quality.
                         Margins of protection are ample although not so large
                         as in the preceding group.
MIG 3/VMIG 3             This designation denotes acceptable credit quality.
                         Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
S.G.                     This designation denotes speculative quality. Debt
                         instruments in this category lack margins of protection.

Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --      Leading market positions in well-established industries.
     --      High rates of return on funds employed.
     --      Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     --      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     --      Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings--A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

              Investment Grade
AAA           Highest credit quality. `AAA' ratings denote the lowest
              expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA            Very high credit quality. `AA' ratings denote a very low
              expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A             High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial
              commitments is considered strong. This capacity may,
              nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB           Good credit quality. `BBB' ratings indicate that there is
              currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
              Speculative Grade
BB            Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial
              alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B             Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.
              Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC,          High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained,
CC, C         favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C'
              ratings signal imminent default.
DDD,          Default. The ratings of obligations in this category are based
DD,           on their prospects for achieving partial or full recovery in a
and D         reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
              `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
              `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.
              Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated
              `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1           Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2           Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3           Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B            Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C            High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D            Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                  APPENDIX B
                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the advisor's or sub-advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Strategic Transactions give rise to taxable income.

Put And Call Options On Securities And Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary U. S. Government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts And Related Options

Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations On Use Of Futures And Options On Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, the Trust will designate on its books and records liquid instruments and mark to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Segregation And Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records on an ongoing basis with its custodian, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Strategic Transactions present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on BlackRock's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)      Financial Statements
         Part A-Financial Highlights (unaudited)

         Part B-Statement of Assets and Liabilities

(2)      Exhibits


         (a)     Agreement and Declaration of Trust (1)
         (b)     By-Laws (1)
         (c)     Inapplicable
         (d)     Form of Specimen Certificate (2)
         (e)     Form of Dividend Reinvestment Plan (2)
         (f)     Inapplicable
         (g)(1)  Investment Management Agreement (2)
         (g)(2)  Sub-Investment Advisory Agreement (2)
         (h)     Form of Underwriting Agreement (2)
         (i)     Form of Deferred Compensation Plan for Independent Trustees (2)
         (j)     Form of Custodian Agreement (2)
         (k)     Form of Transfer Agency Agreement (2)
         (l)     Opinion and Consent of Counsel to the Trust (2)
         (m)     Inapplicable
         (n)     Consent of Independent Public Accountants (2)
         (o)     Inapplicable
         (p)     Initial Subscription Agreement (2)
         (q)     Inapplicable
         (r)(1)  Code of Ethics of Trust (2)
         (r)(2)  Code of Ethics of Advisor and Sub-Advisor (2)
         (r)(3)  Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc. (2)
         (s)     Powers of Attorney (2)


___________

(1) Filed herewith.

(2) To be filed by amendment.


Item 25. Marketing Arrangements

         Reference is made to the Form of Purchase Agreement for the Registrant's shares of beneficial interest filed with this registration statement.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration fees                                                     $
New York Stock Exchange listing fee                                   $
Printing (other than certificates)                                    $
Engraving and printing certificates                                   $
Accounting fees and expenses                                          $
Legal fees and expenses                                               $
NASD fee                                                              $
Miscellaneous                                                         $
                           Total                                      $


Item 27. Persons Controlled by or under Common Control with the Registrant

         None.

Item 28. Number of Holders of Shares

                             As of March __, 2003

Title of Class                                                    Number of
--------------                                                 Record Holders
                                                               ---------------

Shares of Beneficial Interest                                         0


Item 29. Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 No Personal Liability of shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Section of the Underwriting Agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30. Business and Other Connections of Investment Advisor

         Not Applicable.

Item 31. Location of Accounts and records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware, 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

Item 32. Management Services

         Not Applicable.

Item 33. Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable.

         (3) Not applicable.

         (4) Not applicable.

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of March, 2003.

                                           /s/ Anne F. Ackerley
                                           ----------------------------
                                           Anne F. Ackerley
                                           Sole Initial Trustee, President,
                                           Chief Executive Officer and Chief
                                           Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 26th day of March 2003.

        Name                               Title
        ----                               -----

        /s/ Anne F. Ackerley               Sole Initial Trustee, President,
        -------------------------          Chief Executive Officer and Chief
         Anne F. Ackerley                  Financial Officer

INDEX TO EXHIBITS

         (a)   Agreement and Declaration of Trust

         (b)   By-Laws